As filed with the Securities and Exchange Commission on January 7, 1999 1940 Act Registration No. 811-9078
1933 Act File No. 33-95102

                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/
   Pre-Effective Amendment No.                                     / /
   Post-Effective Amendment No.   [4]File No. 33-95102             /X/
                          and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
   Amendment No.   [5]               File No. 811-9078

(Check appropriate box or boxes)

The Penn Street Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

30 Valley Stream Parkway, Malvern PA 19355
(Address of Principal Executive Offices) (Zip Code)

(610) 578-9944
Registrant's Telephone Number, Including Area Code

The Penn Street Fund, Inc.
Dr. Richard T. Coghlan, President
30 Valley Stream Parkway
Malvern,  PA  19355
(Name and Address of Agent for Service)

Please send copies of communications to
Stephen W. Kline, Esq.
Stradley, Ronon, Stevens & Young, LLP
30 Valley Stream Parkway
Malvern, PA 19355-1481

It is proposed that this filing will become effective
/ /     immediately upon filing pursuant to paragraph (b)
/ /     on                      pursuant to paragraph (b)
/X/     60 days after filing pursuant to paragraph (a)(1)
/ /     on                   pursuant to paragraph (a)(1)
/ /     75 days after filing pursuant to paragraph (a)(2)
/ /     on                   pursuant to paragraph (a)(2)
                                              of Rule 485.

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS-REFERENCE SHEET
Prospectus for Penn Street Fund, Inc.

Part A
Item No.                     Information Required in a Prospectus

Item 1.                      Front and Back Cover Pages
Front and
Back Cover Pages


Item 2.                      Summary; Risks; The Global Equity
Risk/Return                  Portfolio; The Global Income Portfolio;
Summary: Investments,        Past Performance
Risks and Performance

Item 3.                       Fees and Expenses
Risk/Return
Summary: Fee Table

Item 4.                       Summary; The Global Equity Portfolio;
Investment Objectives,        The Global Income Portfolio; Risks
Principal Investment
Strategies, and Related
Risks

Item 5.                       Past Performance
Management's Discussion
of Fund Performance

Item 6.                       Management
Management, Organization
and Capital Structure

Item 7.                       How To Purchase Shares; How To
Shareholder Information       Exchange Shares; How To Redeem
                              Shares; Account Instructions; How
                              To Contact The Fund

Item 8.                       Dividends, Distributions and Taxes
Distribution Arrangements

Item 9.                       Financial Highlights
Financial Highlights
Information


Statement of Additional Information


Part B                         Information Required in a Statement of
Item No.                       Additional Information

Item 10.                       Cover Page and Table of Contents
Cover Page and
Table of Contents

Item 11.                       General Information
Fund History

Item 12.                       Investment Objectives and Policies;
Description of the             Fundamental Policies; Operating Policies
Fund and Its Investments
and Risks

Item 13.                       Management of the Fund
Management of the Fund

Item 14.                       Management of the Fund;
Control Persons and            Principal Shareholders
Principal Holders of
Securities

Item 15.                       Investment Management Services
Investment Advisory
and Other Services

Item 16.                       Sale of Fund Shares; Distribution
Brokerage Allocation
and Other Practices

Item 17.                       General Information
Capital Stock and
Other Securities

Item 18.                       Sale of Fund Shares
Purchases, Redemption,
and Pricing of Shares

Item 19.                       Distribution; Tax Status
Taxation of the Fund

Item 20.                        Distribution
Underwriters

Item 21.                        Investment Performance
Calculation of
Performance Data

Item 22.                        Cover Page
Financial Statements


Part C
Item No.                            Other Information.

Item 23.                            Exhibits
Exhibits

Item 24.                            Persons Controlled by or Under Common
Persons Controlled by or            Control with the Fund
Under Common Control with
the Fund

Item 25.                             Indemnification
Indemnification

Item 26.                             Business and Other Connections of the
Business and Other                   Investment Adviser
Connections of the
Investment Adviser

Item 27.                              Principal Underwriters
Principal Underwriters

Item 28.                              Location of Accounts and Records
Location of Accounts and Records

Item 29.                              Management Services
Management Services

Item 30.                              Undertakings
Undertakings




PROSPECTUS

TABLE OF CONTENTS

THE FUND
2.  SUMMARY
3.  THE GLOBAL EQUITY PORTFOLIO
4.  THE GLOBAL INCOME PORTFOLIO
5.  RISKS
6.  GLOBAL EQUITY PERFORMANCE
7.  GLOBAL INCOME PERFORMANCE
8.  FEES AND EXPENSES
9.  MANAGEMENT
10. FINANCIAL HIGHLIGHTS

YOUR INVESTMENT
12. HOW TO PURCHASE SHARES
12. HOW TO EXCHANGE SHARES
13. HOW TO REDEEM SHARES
14. DIVIDENDS, DISTRIBUTIONS, AND TAXES
15. ACCOUNT INSTRUCTIONS
17. HOW TO CONTACT THE FUND


The Penn Street Fund, Inc. The Fund

The Fund is made up of two separate, diversified portfolios: The Global Equity Portfolio and The
Global Income Portfolio. The Fund is designed for individual and institutional investors seeking globally diversified investment portfolios, based on active research and management, which take changing business cycle conditions into account in different countries. The Portfolios are intended for long-term investors who can accept the risks entailed in investment in foreign securities. The Fund provides a flexible investment approach that tries to anticipate, and protect against, the business cycle risks involved. The Portfolios should not be relied upon as a complete investment program, or used to play short-term swings in the investment markets.

Portfolio allocations are adjusted according to international business cycle developments in order to take advantage of, and also minimize, the special risks associated with changing economic conditions. The
Portfolios provide a flexible investment approach that tries to anticipate, and protect against, business cycle risks. Portfolio allocation decisions are based on the Advisor's long-term view, but are also constantly monitored for changes in economic conditions, the political situation and investment markets to determine whether events are consistent with the Advisor's expectations and whether any developments are occurring that might cause those expectations to change.
The composition of each Portfolio is adjusted to reflect the Advisor's view of changing conditions.

Each Portfolio ordinarily will invest at least 65% of its total assets in securities of companies and/or governments of at least three different countries. The
Global Equity and Global Income Portfolios may invest in securities of governments or companies in developing countries, but only when conditions are appropriate.
This will not be a primary activity, and such holdings may have some speculative characteristics.

THE GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio's investment objective is to achieve a high rate of total return, with emphasis on capital appreciation. This Portfolio invests principally in equity securities of companies located anywhere in the world, but predominantly in industrialized countries.
Most investments will be made in equity securities, which Penn Street Advisors, Inc. ("Advisor") believes have the potential for capital appreciation. The receipt of dividend income of the Portfolio also will be a factor in selecting equity investments, but of lesser importance. Also, the Portfolio may hold fixed-income securities when, in the Advisor's judgment, these securities offer an attractive rate of total return in relation to anticipated returns on equity securities, taking into account the expected risk involved.

The Advisor adopts a balanced value approach to selecting securities to include in the Portfolio. A balanced portfolio is considered to be one that will typically include broad diversification across individual assets, sectors, asset types, countries and time, applied consistently according to quantitative forecasts of changing business cycle conditions in the U.S. and other countries. Such diversification is an important consideration in reducing risk while still achieving a high level of total return.

The value approach identifies companies that the Advisor believes offer future growth at an attractive price, i.e. that will provide consistent growth in the future at a current price that reflects a less optimistic outlook. The Advisor looks at standard measures of value such as the price-to-earnings ratio, the expected growth rate of earnings, price-to-book and the return on equity. The Advisor also evaluates the quality of companies and their future prospects for success. This analysis will depend on less quantifiable things such as product penetration, new product development and the quality of management etc.

THE GLOBAL INCOME PORTFOLIO

The Global Income Portfolio's investment objective is to seek a rate of total return which fluctuates less than that of the Global Equity Portfolio by putting emphasis on income. This Portfolio invests principally in medium and long-term, liquid, high quality fixed income securities issued by governments, supranational organizations and companies located in industrialized countries. To a lesser extent, the Portfolio may also invest in equity securities which have an attractive rate of return and whose market prices the Advisor expects will remain relatively stable in relation to the price of fixed income securities.

Market and maturity selections are based on relative and absolute business-cycle developments in order to maximize income and capital gains potential while minimizing risk. Allocation decisions will depend on the level of interest rates available in different countries, relative interest rates within the country, i.e., the yield curve, the expected change in interest rates and the outlook for exchange rates.

Normally, the Portfolio's assets will be invested principally in fixed income securities issued or guaranteed by the U.S. or foreign governments, their agencies and instrumentalities and supranational organizations. By investing in both international and domestic fixed-income securities, the Portfolio can expand its investment horizons while providing an effective means of reducing volatility associated with concentration in a single country or region. The fact that countries follow different business cycles provides an effective means of diversification.

RISKS

Each Portfolio is subject to risks associated with business cycles in the countries in which it invests. The global nature of the Portfolios has the potential to reduce risks substantially, but also introduces risks that do not exist in a single country fund. The value of the Portfolios may go up and down, which means that you could lose money.

Foreign Currency
Investments in foreign securities will normally be denominated in foreign currencies. As a result, the Portfolios can be significantly effected by the changes in foreign currency exchange rates.

Economic Factors
The economies of the countries in which the Fund may invest ("Portfolio Countries") may be less developed or diverse than the U.S., and the outlook may be more uncertain.

Political Factors
The internal politics of many Portfolio Countries may not be as stable as in the U.S. Some governments continue to participate, though ownership interest or regulation, in their respective economies and securities markets, and may impose restrictions on foreign investment, or could take other actions that may affect the value of the Portfolios' investments.

Market Characteristics
The securities markets of Portfolio Countries may have substantially less volume than the New York
Stock Exchange ("NYSE") or U.S. bond markets, which may result in less liquidity and greater price volatility. Securities settlement may also be subject to delays and otherwise differ from those practices customary in the U.S. markets.

Legal and Regulatory
Certain Portfolio Countries use different financial reporting standards, and may have less governmental supervision of securities markets.
There may also be difficulty in enforcing the Fund's legal rights outside the U.S. As a result, global investing carries the additional risk that the securities in the Portfolio Countries may not perform consistent with the Advisor's expectations.

Year 2000
The Fund could be adversely affected if the computer systems used by the Fund or its service providers do not function properly when processing date-related information on and after January 1, 2000. This is commonly known as the "Year 2000
Issue." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses. The
Fund is also obtaining reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, it is impossible to ensure that these steps will be sufficient to avoid any adverse impact to the Fund.

GLOBAL EQUITY PORTFOLIO PERFORMANCE

The two tables below show annual total returns for the last three years. The bar chart shows how Portfolio returns have changed from year to year. The second table shows how the Portfolio's average annual returns for certain periods compare with those of the Morningstar World Equity Index. Both tables reflect all expenses of the Portfolio and assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. Past performance is not necessarily an indication of how the Portfolios will perform in the future.

Year by year total return as of 12/31 each year (%)
                          10.25%    7.20%       XXX
                           96         97        98

Best Quarter                11.54%   Q2'  97
Worst Quarter              -11.31%   Q3'  98

The Portfolio value fell 3.29% in the latest fiscal quarter to end October 1998.
Average annual total return as of 12/31/97


                                              Inception
                                   1 Year    (11/08/95 )
Global Equity Portfolio            7.20%        9.8%
Morningstar World Equity Index     10.79%


GLOBAL INCOME PORTFOLIO PERFORMANCE

The two tables below show annual total returns for the last three years. The bar chart shows how Portfolio returns have changed from year to year. The second table shows how the Portfolio's average annual returns for certain periods compare with those of the Salomon
Brothers World Bond Index and the Morningstar
International Income Index. Both tables reflect all expenses of the Portfolio and assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. Past performance is not necessarily an indication of how the Portfolios will perform in the future.


Year by year total return as of 12/31 each year (%)
                        6.13%        5.15%        XXX
                         96           97          98

Best Quarter                  3.70%      Q4' 96
Worst Quarter                -2.90%      Q1' 97


The Portfolio value increased 3.25% in the latest fiscal quarter to end October 1998.
Average annual total return as of 12/31/97

                                               Inception
                                           1 Year          (11/08/95)
Global Income Portfolio                     5.15%             6.62%
Morningstar International Income Index      2.63%
Salomon Brothers World Bond Index           0.23%


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
There are no sales charges or shareholder transaction expenses. Management fees, and other expenses were reduced effective November 7, 1998.
The expenses shown here are based on these revised numbers.


Annual Portfolio Operating Expenses, Global Equity, Global Income
(expenses that are deducted from Portfolio assets)
Management Fees                       0.75%   0.75%
12b-1 Fees                            0.01%   0.00%
Other Expenses                        0.87%   0.71%

Total Annual Fund Operating Expenses  1.63%   1.46%

The following Examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The
Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Examples
Global Equity Portfolio
1 year       3 years       5 years       10 years
$163          $514            $901        $2049

Global Income Portfolio
1 year       3 years       5 years        10 years
$146          $460         $806            $1835



MANAGEMENT

The Fund is managed by Penn Street Advisors, Inc.,
("Advisors") 30 Valley Stream Parkway, Great
Valley Corporate Center, Malvern, PA 19355.
Advisor was founded in 1989. For its services, the Fund pays Advisor a fee at the annual rate of 0.75% of the Fund's average net assets. Until January 14, 1998 the name of the Advisor was Strategic
Investment Services, Inc. The Advisor is a wholly owned subsidiary of Millennium Bank, a full service bank, providing banking and trust services.

The Advisor provides the Portfolios with continuous investment programs, and a trading department, and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of a Portfolio's shares. Mr. Richard T. Coghlan, founder and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's investments.


DISTRIBUTION OF FUND SHARES:
East Coast Consultants, Inc. (the "Distributor") serves as distributor of the Fund's shares pursuant to an agreement which provides that the Distributor will use its best efforts to promote the sale and retention of Fund shares.


FINANCIAL HIGHLIGHTS
GLOBAL EQUITY PORTFOLIO

The financial highlights table is intended to help you understand the Global Equity Portfolio's financial performance for the past three years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distribution). This information has been audited by Briggs, Bunting &
Dougherty, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                   year ended   year ended    Nov 8, 1995+
                                 Oct 31, 1998  Oct 31,1997   to Oct 31, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $11.37    $10.82       $10.00
Net income from investment operations
  Net investment income                  0.05      0.02         0.05
  Net realized and unrealized gain on
  investments and foreign currency
  transactions                          (0.41)     1.41         0.84

  Total from investment operations      (0.36)     1.43         0.89

Less distributions
 Distributions from net investment income (0.05)   (0.04)      (0.07)
 Distributions from realized gains        (0.07)   (0.84)      _____
 Total distributions                      (0.12)   (0.88)      (0.07)
Net asset value, end of period           $10.89    $11.37      $10.82
TOTAL RETURN                             (3.18%)    13.57%      8.89%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)  $3,060  $26,056    $26,137
Ratio to average net assets
   Expenses                                1.99%     1.71%    1.82%**
   Net investment income                   0.17%     0.20%    0.40%**
Portfolio turnover rate                      44%       25%      42%

+    Commencement of operations
*    Total return has not been annualized
**  Annualized

FINANCIAL HIGHLIGHTS
GLOBAL INCOME PORTFOLIO

The financial highlights table is intended to help you understand the Global Equity Portfolio's financial performance for the past three years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distribution). This information has been audited by Briggs, Bunting &
Dougherty, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                   Year ended    Year ended   Nov 8, 1995+
                                 Oct 31, 1998   Oct 31,1997  to Oct 31, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $9.42      $10.48      $10.00
Net income from investment operations
  Net investment income                 0.43        0.47        0.50
  Net realized and unrealized gain on
  investments and foreign currency
  transactions                          0.43       (0.06)       0.26

  Total from investment operations      0.86        0.41        0.76

Less distributions
 Distributions from net investment income (0.43)   (0.90)     (0.28)
 Distributions from realized gains        (0.30)   (0.57)     _____
 Total distributions                      (0.73)   (1.47)     (0.28)
Net asset value, end of period            $9.55    $9.42     $10.48
TOTAL RETURN                               9.15%    4.19%      7.79%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) $20,321   $11,411  $12,870
Ratio to average net assets
  Expenses                                 1.81%    1.72%      1.84%**
  Net investment income                    4.46%    5.39%      4.88%**
Portfolio turnover rate                      43%      22%        29%

+    Commencement of operations
*    Total return has not been annualized
**  Annualized

HOW TO PURCHASE SHARES

Purchase Price:
You pay no sales charges to invest in the Fund. The price for Fund shares is the Fund's net asset value per share (NAV), which is calculated at the close of the New York Stock Exchange ("NYSE") each day that the exchange is open for trading. All orders are priced at the next NAV calculated after the order is accepted by the Fund. The Fund's investments are valued based on market value, or where no quotations are readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

Minimum Purchases:
An initial purchase must be in the amount of at least $100,000, which can be invested in either
Portfolio. The Fund, in its discretion, is authorized to waive the minimum initial purchase requirement.
There is no minimum purchase requirement for subsequent investments.

Shares may be purchased in conjunction with an Individual Retirement Account (IRA). This will require additional forms to be completed which are available from the Distributor. Shareholders interested in this option need to give careful consideration to the tax implications and the restrictions that apply. Interested investors should consult with their tax advisor before investing.


Calculating the price of portfolio shares
NAV:
The total market value of the Portfolio's investments and other assets, less any expenses and liabilities, is divided by the number of outstanding shares of the Portfolio.


HOW TO EXCHANGE SHARES

Shares of each Portfolio may be exchanged for shares of the other Portfolio, at the relative NAV of the shares, without payment of a fee. Exchanges may be made only for shares of a Portfolio which, at the time of exchange, may be legally sold in the shareholder's state of residence. For federal income tax purposes, an exchange of shares is treated as if you had redeemed shares of one Portfolio and reinvested the proceeds in shares of the other
Portfolio. For information on how to exchange your shares, please contact the Fund.

HOW TO REDEEM (SELL) SHARES

You may redeem shares of a Portfolio, without charge,
on any day when the NYSE is open. The sale price will be
the next NAV calculated after your order is accepted by
the Fund.   Redemption proceeds will ordinarily be sent
on the next business day, but, in any event, they will be sent later than seven calendar days following the receipt of a redemption request in proper form.

Wire Redemption:
Payment may also be made directly to any bank previously designated by the shareholder in his or her Account Registration Form. The
Fund makes no charge for redemptions by
wire, however, your bank may
impose a fee for wire services.

Check Redemption:
The Fund will honor redemption requests
of shareholders who recently purchased
shares by check, but will not send the
proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.


Proper Form:
means the written redemption request must include the following:

1. shareholder's account # and name.

2. amount of transaction (specified either in $ or shares)

3. the signatures of all owners exactly as they are registered

4. other supporting legal documentation that might be required, in the case of estates, corporations, trusts, and certain other accounts

5. telephone confirmation, if required.


GENERAL POLICIES

The Fund reserves the right to:

*refuse any exchange request in excess of 1% of the Fund's total assets

*change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions.

*delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

*make a "redemption in kind" - payment in portfolio securities rather than cash- if the amount you are redeeming is large enough to affect Fund operations, or if the redemption would otherwise disrupt the Fund (for example, if the amount represents more than 1% of the Fund's assets).

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Both Portfolios pay shareholders' dividends from its net investment income, and distributes any realized capital gains. These distributions are generally paid annually at the end of October and December.
Dividends and distributions are automatically reinvested in additional shares of the Portfolio unless the shareholder has notified the Administrator, in writing, of an election to receive dividends and/or distributions in cash. Dividends are reinvested on the ex-dividend date, at the net asset value of the shares, determined as of the close of the NYSE on that date.

Dividends (including short-term capital gains) are treated as ordinary income and distributions are treated as long-term capital gains for US federal tax purposes, whether received in cash or reinvested in additional shares, and regardless of the length of time the Portfolio's shares have been held.

Dividends and distributions paid on shares purchased shortly before the record date for dividend or distribution will have the economic effect of a return of capital, even though such dividends and distributions are subject to taxes.
Dividends and distributions may also be subject to state and local taxes. The Fund will notify shareholders each year of the amount of dividends and any distributed long-term capital gains.

Prospective investors should consult their own tax advisors concerning the tax consequences of any investment.


TO OPEN AN ACCOUNT
Initial purchase of at least $50,000

For initial accounts: Complete an Application and return to:

Penn Street Advisors, Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA 19355

*For an IRA be sure to include the tax year of contribution
By Check:

Checks should be made out to:
Penn Street Global Equity Portfolio or
Penn Street Global Income Portfolio
and mailed to:

Union Bank of California Global Custody
475 Sansome Street, 15th Floor
San Francisco, CA 94111
attn.: Jennifer Tse

*Separate checks are required if investing in both
Portfolios. For an IRA be sure to include the tax year of contribution

By Wire:
Must notify Transfer Agent by calling:
610-578-9944
to obtain an account number and to provide your federal tax identification number. For an IRA include the tax year of Contribution.
Must have bank wire transmitted to:

Union Bank of California
ABA#1210-0001-5 for credit to Union Bank of California Global Custody

Account #001-054831
then to A/C #01643 Global Equity Portfolio
or      A/C #01644 Global Income Portfolio



TO ADD TO AN ACCOUNT
No minimum purchase for subsequent investments
Must notify the Transfer Agent in writing, stating account # and investment amount. Send it to:

Penn Street Advisors
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA  19355

*For an IRA be sure to include the tax year of contribution

Mail Checks to:

Union Bank of California Global Custody
475 Sansome Street, 15th Floor
San Francisco, CA 94111
attn.: Jennifer Tse

make sure you write which portfolio it is for.
Penn Street Global Equity Portfolio or
Penn Street Global Income Portfolio.


*Separate checks are required if investing in both
Portfolios. For an IRA be sure to include the tax year of contribution

By Wire:
Must notify the Transfer Agent by calling:
610-578-9944
must provide them with account #, investment amount and portfolio that you wish to invest in. For an IRA include the tax year of Contribution.
Must have bank wire transmitted to:

Union Bank of California
ABA#1210-0001-5
for credit to Union Bank of California Global
Custody

Account #001-054831
then to A/C #01643 Global Equity Portfolio
or      A/C #01644 Global Income Portfolio


REDEMPTION OF SHARES

By mail:

Write a letter of instruction that includes:
 Shareholder's account number and Portfolio name.
 Amount of the transaction (specified in dollars or shares).
 Signatures of all owners exactly as they are registered.
 How and where to send the proceeds.

In the case of a Redemption from IRA:
state whether the 10% TEFRA should be withheld.


Mail your request to:
Penn Street Advisors, Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA  19355


By phone:

Call us to request your transaction at 1-610-587-9944.
You may be asked to provide proof of identification, as provided in your original application. You can request that proceeds be wired or sent by check.

By Wire:   Be sure the Fund has your bank account
information on file. Proceeds will be wired to your bank.

By Check:   A check will be sent to the address of
record.

FOR MORE INFORMATION

THE PENN STREET FUND, INC.
THE GLOBAL EQUITY PORTFOLIO
THE GLOBAL INCOME PORTFOLIO

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report
These reports describe the Fund's performance, list portfolio holdings and contain a letter from the manager discussing recent market conditions, economic trends and portfolio strategies.

Statement of Additional Information (SAI)
The SAI provides more details about the Fund and its policies. and is incorporated by reference into this Prospectus (and is legally considered to be part of this prospectus.)

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public
Reference Room in Washington, DC or by visiting the Commission's Internet site at http:/www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-6009.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room.

To obtain information:

By telephone:
610-578-9944

By mail, write to:
Penn Street Advisors, Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA 19355

By e-mail:  pennstreet@millenniumbanking.com






STATEMENT OF ADDITIONAL INFORMATION
THE PENN STREET FUND, INC.


This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus, for The Penn Street Fund, Inc. (the
"Fund"). The audited financial statements of the Fund for its fiscal year ended October 31, 1998 as set forth in the Fund's Annual Report to Shareholders, and the report therein of Briggs, Bunting & Dougherty independent accountants, also appearing therein are incorporated herein by reference. The Prospectus and Annual Report are available without charge from East Coast
Consultants, Inc., the Distributor of the Fund, at 30
Valley Stream Parkway, Great Valley Corporate
Center, Malvern, PA, Telephone No. 610-578-9944.


The date of this Statement of Additional Information, and the prospectus to which it relates, is March 1, 1999


TABLE OF CONTENTS

                                    Page
General Information                  1
Investment Objectives and Policies   1
Fundamental Policies                 1
Operating Policies                   2
Fixed Income Securities              4
Writing Listed Covered Call Options  4
Purchasing Listed Call Options       5
Purchasing Listed Put Options        5
Dealer Options                       6
Futures Contracts                    7
Lending Portfolio Securities         8
Repurchase Agreements                9
Foreign Currency Transactions        9
Investment Performance              10
Management of the Fund              11
Investment Management Services      12
Sale of Fund Shares                 14
Distribution                        14
Tax Status                          15
Principal Shareholders              17


GENERAL INFORMATION

The Fund is an open-end, diversified management investment company organized as a corporation in the State of Maryland on July 6, 1995, but did not issue any shares until November 8, 1995 The Fund is currently authorized to issue shares, par value , and may issue such shares in multiple series and classes. The Fund currently issues shares in two series (portfolios): the Global Equity Portfolio and the Global Income Portfolio (individually a
"Portfolio" and collectively the "Portfolios"). Each series represents interests in a separate portfolio of securities, and all shares of a series have identical voting powers, preferences, restrictions and other terms. The Fund is registered under the Investment
Company Act of 1940. Until January 14, 1998, the name of the Fund was S.I.S. Mercator Fund, Inc.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion under "Investment Objectives and
Policies" in the prospectus. The "Fundamental
Policies" of the Portfolios are described below and may not be changed without the approval of the lesser of: a vote of the holders of a majority of the outstanding shares of the Portfolio or, 67% of the shares represented at a meeting of shareholders of the Portfolio at which the holders of at least 50% or of the shares are represented.


FUNDAMENTAL POLICIES

As a matter of fundamental policy, each Portfolio will not:

(1) borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including redemption of its shares, and then only in amounts not exceeding 33 1/3% of its total assets, valued at market. The Portfolios also may acquire futures contracts and options thereon as set forth in (2) below;

(2) purchase or sell commodities or commodity contracts; except that the Portfolios may (i) enter into financial (including currency) futures contracts and options thereon on an initial and variation margin basis;

(3) purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(4) make loans, although a Portfolio may enter into repurchase agreements and lend its portfolio securities;

(5) as to 75% of its total assets, purchase the securities of an issuer if as a result: (a) more than 5% of the value of the Portfolio's assets would be invested in the securities of that issuer or (b) it would own more than 10% of the voting securities of that issuer;

(6) purchase or sell real estate although it may purchase securities secured by real estate or representing interests therein;

(7) issue senior securities;

(8) underwrite securities issued by other persons, except to the extent that a Portfolio or the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1993 in connection with the purchase and sale of securities in the ordinary course of pursuing its investment program.

OPERATING POLICIES

The following operating policies have been established by the Board of Directors. A Portfolio will not:

(1) invest in companies for the purpose of exercising management or control;

(2) purchase a security if, as a result of such purchase, more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days;

(3) purchase securities of any investment company, except in compliance with the Investment
Company Act of 1940; or

(4) sell securities short.

Operating policies are established, and may be changed, by the Board of Directors without approval of shareholders.

In determining the appropriate distribution of investments among various countries and geographic regions, the Advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

In analyzing companies for investment in the Global Equity Portfolio, the Advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital, healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management;
and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of companies, the companies in which the Portfolio invests normally will have a record of paying dividends, which the Advisor expects to increase in future years as earnings increase.

The Global Equity Portfolio invests principally in common stocks of liquid, relatively high-capitalization companies in the major industrialized countries which, the Advisor believes, have the potential for growth of capital or income or both.
The Portfolio may invest in American Depository
Receipts and Global Depository Receipts for which there is, in the Advisor's judgment, a liquid market.
In order to increase total return, the Portfolio may invest up to 25% of its assets in other types of securities, including warrants, that have higher current yields, including convertible securities, preferred stocks, bonds, notes and other debt securities.


In analyzing investments in the Global Income
Portfolio, the Advisor will ordinarily look for a high and sustainable real and nominal income flow. The bonds included in the Portfolio will generally be issued by national governments, supranational institutions or securities of high-quality companies with liquid markets. The Global Income Portfolio may also invest in relatively high yielding equities of good quality companies at times when the Advisor believes the market price of the equity securities is likely to be more stable than that of debt securities. Ordinarily, most investments will be in government debt or the debt of supranational institutions rated at least AA by Standard & Poor's
Corporation ("S&P") or a comparable rating by Moody's Investors Services, Inc. ("Moody's").

Ordinarily, the Portfolio will hold at least 65% of its investments in at least three different countries, but may invest in fixed income obligations of only one country for temporary, defensive purposes.
Normally, the Portfolio's assets will be invested principally in fixed income securities issued or guaranteed by the U.S. or foreign governments, their agencies and instrumentalities and supranational organizations. To a lesser extent, investments may be made in domestic and foreign corporate obligations rated at least investment grade
(BBB), and obligations of, or guaranteed by, foreign governments rated at least BB, or its equivalent; see the section on "Fixed Income Securities." There may also be circumstances when the Portfolio will hold equities, including preferred and convertible stocks, and relatively high yielding, high quality common stocks, but not in excess of 40% of the total value of the Portfolio. Such investments will be made, if conditions seem appropriate, in order to protect the capital value of the Portfolio while continuing to emphasize income. This will depend on circumstances at the time, and available investment opportunities, and will become more likely if interest rates are expected to increase.

Allocation decisions will depend on the level of interest rates available in different countries, relative interest rates within the country, i.e., the yield curve, the expected change in interest rates and the outlook for exchange rates. These conditions will depend on, among other things, fiscal policy, monetary policy, the balance of payments, inflation and the growth rate of the economy. Country allocations, sector and asset selections, as well as duration and maturity decisions will be based on the Advisor's continuing research of economic, financial and political developments in the major industrialized countries.
Portfolio holdings will be widely diversified. The
Portfolios may invest in securities of companies and governments in the Far East, Western Europe, South
Africa, Australia, Canada, as well as the U.S. and other areas. The Global Equity and Global Income
Portfolios do not intend to invest more than 10% of the value of their total assets in securities of governments or companies in developing countries.
The investment objectives of the Portfolios may not be changed without shareholder approval.

The Global Equity and Global Income Portfolios are managed in accordance with the concept that broad diversification across individual assets, sectors, asset types, countries and time, applied consistently according to quantitative forecasts of changing business cycle conditions in the United
States and other countries, can reduce risk and increase returns. Asset selection is based, in part, on the Advisor's view of the business cycle, not only in a single country but within all the major economies.
Considerations that the Advisor believes are crucial to rational asset allocation include: the expected direction of interest rates, including movements in the yield curve, the anticipated direction of exchange rates, the perceived direction of economic activity and corporate profitability, inflation and inflationary expectations, central bank policies, taxes, other fiscal policies as well as money and credit growth.


FIXED INCOME SECURITIES

Both Portfolios may invest in fixed-income securities of the types described below, having intermediate and long maturities. Ratings are determined at the time of purchase and the Portfolios are not obligated to sell securities in the event of a subsequent rating reduction.

The Portfolios may invest in debt securities issued by the U.S. Treasury, including bills, notes and bonds, U.S. Government Agency Obligations issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, debt securities issued by foreign governments and supranational organizations, such as the European
Coal and Steel Community, the European Economic
Community and the World Bank rated at least AA by S&P or a comparable rating by Moody's. In addition, the Portfolios may invest in U.S. and foreign corporate debt securities, including banks
(e.g., bonds and debentures) which are rated at least
Baa by Moody's or BBB by S&P or, if unrated, when the Advisor determines that they are of comparable quality to similar issues of the same issuer rated at least BBB or Baa. The Portfolios may also invest in debt securities issued, or guaranteed, by governments if they are rated at least Ba by Moody's or BB by S&P and the Fund's manager considers the risk/return to be acceptable. Debt securities rated Ba or BB may have some speculative characteristics.



WRITING LISTED COVERED CALL OPTIONS

The Portfolios may write (sell) listed (exchange traded) covered call options and purchase listed options to close out options previously written. In writing covered call options, a Portfolio would expect to generate premium income, which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the optioned security or currency. Covered call options will generally be written on securities or currencies which, in the Advisor's opinion, are not expected to experience any major price increases in the near future but which, over the long term, are deemed to be attractive investments.

A call option gives the buyer the right to purchase a security or currency at a specified price (the exercise price), at expiration of the option
(European options) or at any time until the expiration date of the option (American options). As long as the obligation of the writer of a call option continues, the buyer may require the seller to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the option, or such earlier time when the writer effects a closing transaction by purchasing an identical option. To secure the obligation to deliver the underlying security or currency, the option seller must deposit in escrow the underlying security or currency or other assets in accordance with the rules of the clearing corporation. The Portfolio will sell covered call options, only. This means that the Portfolio will own the security or currency subject to the option, or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the option it has sold, or will establish and maintain with its custodian for the term of the option, a segregated account consisting of cash, U.S. government securities or other liquid, high-grade debt obligations having a value equal to the market value of the optioned securities or currencies, and marked to market daily. A Portfolio will not write a covered call option if, as a result, the aggregate market value of all optioned portfolio securities or currencies and put option obligations exceeds 25% of the market value of the Portfolio's net assets.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolios' investment objectives. The
Advisor believes writing covered call options is a conservative investment technique involving relatively little risk (in contrast to writing uncovered options), but capable of enhancing a Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase of the optioned security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. If a call option which the Fund has written expires, the Fund will realize income in the amount of the premium. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

The premium received is the market value of an option. This value is established by market factors and ordinarily fluctuates from day to day. In determining whether a particular call option should be written on a particular security or currency, the Advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency, or to permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. There is, of course, no assurance that a Portfolio will be able to effect such closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold.

Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written. From time to time, a Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.


PURCHASING LISTED CALL OPTIONS

The Portfolios may purchase listed call options.
As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency, at the exercise price, at any time during the option period (American option) or at the expiration date of the option (European option). The
Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased for the purpose of increasing current return, to avoid tax consequences which might reduce its current return, or to acquire the optioned securities or currencies.

The purchase of a call option enables the Portfolio to acquire the optioned securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also enable a Portfolio to purchase a large block of securities or currencies that would be difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option and transaction costs.

A Portfolio may also purchase call options on securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.
Purchasing call options entails the risk that the price of the optioned securities will not exceed the exercise price of the option in which case the option will expire without value.


PURCHASING LISTED PUT OPTIONS

The Portfolios may purchase listed put options.
As the holder of a put option, the Portfolio has the right to sell the optioned security or currency at the exercise price at any time during the option period.
A Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. Such an option would permit the Portfolio to sell the optioned security or currency at the exercise price regardless of any decline in the value of the security or currency. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Portfolio may also purchase put options when it does not own the optioned security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction, in which case the Portfolio's profit or loss on the transaction will depend on whether the price it paid for the option exceeds the price it received on its sale (plus transaction costs).


DEALER OPTIONS

The Portfolios may also buy and sell dealer options. Certain risks are specific to these options.
While the Portfolio looks to a clearing corporation to exercise listed options, if a Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio, as well as loss of the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none.
Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio sold the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree, and which the Advisor believes, will be capable of entering into closing transactions, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.
Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate the option securities or currency until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. The inability to enter into a closing transaction may result in material losses to a Portfolio.

Dealer options and the assets used to secure dealer options currently are considered illiquid securities.
Accordingly, dealer options will be subject to the Portfolios' restriction that not more than 15% of the value of a Portfolio's assets may be invested in illiquid securities.


FUTURES CONTRACTS

The Portfolios may enter into financial futures contracts, including stock index, interest rate and currency futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities or currencies at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies. The Portfolios will only buy and sell standardized contracts.

Securities index futures contracts may be used to provide a hedge for a portion of a Portfolio's, as a cash management tool, or as an efficient way for the Advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Portfolio may purchase or sell securities index futures with respect to any securities index whose movements are expected by the Advisor to have a significant correlation with movements in the prices of all or portions of the Portfolio's securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio or protect the Portfolio from effects of currency fluctuations. In this regard, a Portfolio might sell interest rate futures as an offset (hedge) against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates. The Portfolios will engage in transactions in financial futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes.

Transactions in financial futures contracts, and options thereon, will be limited so that margin on transactions not considered hedging under the rules of the Commodities Futures Trading Corporation will not exceed 5% of a Portfolio's net assets. When a Portfolio has a long position in a futures contract or sells a put option on futures contracts or securities, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Portfolio sells a call option on a futures contract, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).

Successful use of futures contracts for hedging purposes is subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in a market, the index or indices, securities or currencies on which the futures are written might advance and the value of securities or currencies held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its portfolio securities or currencies. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Portfolio's investments will tend to move in the same direction as the securities or currencies underlying the futures, which are intended to correlate to the price movements of the portfolio securities or currencies sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting securities or currencies held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those securities or currencies that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell securities or currencies to meet daily variation margin requirements. Such sales of securities or currencies might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Portfolio might have to sell securities or currencies at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying stock index, security or currency due to market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Also, the margin requirements in the futures market are less than margin requirements in the securities markets; as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.


LENDING PORTFOLIO SECURITIES

For the purpose of realizing additional income, each Portfolio may make loans of securities amounting to not more than 33% of its total assets.
Securities loans would be made to broker-dealers and financial institutions pursuant to agreements requiring the loans to be secured by collateral at least equal to the current value of the securities lent and "marked-to-market" on a daily basis. Collateral will consist of cash, U.S. or foreign securities, letters of credit or cash equivalents. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call a loan at any time. The Portfolio will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made after analysis of the pertinent facts by the Advisor when, in the judgment of the Advisor, the income from such loans would justify the risk.


REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements with banks or broker-dealers. Under the Investment Company Act of 1940, repurchase agreements are considered collaterized loans by the Portfolio to the seller, secured by the securities transferred to the Portfolio. Repurchase agreements will be fully collateralized by securities in which the Portfolios are authorized to invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Portfolio might experience delay or difficulty in recovering its cash. If, in the meantime, the value of the collateral had decreased, the Portfolio could experience a loss. The Fund considers repurchase agreements having a maturity of more than 7 days to be illiquid securities and they are subject to the Fund's policy that a Portfolio may not invest more than 15% of its net assets in illiquid securities.


FOREIGN CURRENCY TRANSACTIONS

The Portfolios may engage in forward foreign currency transactions to settle foreign securities transactions and/or manage foreign currency risk. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract is agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged for trades.

The Portfolios will generally enter into forward foreign currency exchange contracts in two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions. The Portfolio will be able to protect itself against a loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Advisor believes that the currency of a particular foreign country may suffer from, or enjoy, a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of one or more foreign currencies, approximating the value of some or all of a Portfolio's portfolio securities denominated in that foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency, in the Advisor's judgment, act as an effective proxy for the Portfolio's currency exposure. The prediction of short-term currency market movement is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. The Advisor will consider the effect a substantial commitment of Portfolio assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, and immediately below, a Portfolio also will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is covered by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospects for currencies will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.


INVESTMENT PERFORMANCE

Total Return

The annual return of the Fund for the latest
fiscal year ending October 31, 1997 was
Global Equity Portfolio      -3.18%
Global Income Portfolio       9.15%

The annualized total return of the Fund for the period beginning November 8, 1995 and ending
October 31, 1998 was as follows:

Global Equity Portfolio      6.90%
Global Income Portfolio      7.78%

The Portfolios compute their average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of the hypothetical $1,000 initial payment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. Average annual total return figures are determined in accordance with standard SEC requirements. The Portfolios compute their aggregate total return by determining the aggregate compounded rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment.
The calculations of average annual total and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring charges. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges at the end of the period covered by the computations.

Yield

The 30 day yield as of October 31, 1998, of the Global Income Portfolio was as follows:

Global Income Portfolio	      4.92%

The yield of the Portfolio may be calculated by dividing the net investment income per share earned by the Portfolio during a 30 day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


MANAGEMENT OF THE FUND

The Fund is governed by a Board of Directors which is responsible for protecting the interests of shareholders. The Directors are experienced persons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 30 Valley Stream Parkway, Great Valley
Corporate Center, Malvern, Pennsylvania 19355.

Richard T. Coghlan, Ph.D.*   Age 54. President and Chairman of
                             the Board of Directors. President,
                             Penn Street Advisors, Inc. Also,
                             President, director and controlling
                             stockholder of the Distributor.

Howard W. Gross              Age 68. Director. Business Consultant,
                             West Palm Beach, Florida. Previously,
                             Executive Vice President, Henkel Corp.

Stephen Michael Alexander    Age 48. Director. Chief Executive
                             Officer, IHI Alchen, Inc., Bryn Mawr,
                             Pennsylvania.

Lee G. Fishman               Age 44. Director. President, BPM Group,
                             Inc., Merion Station, Pennsylvania.

Josephine Coghlan**          Age 23. Portfolio Manager and Treasurer.

Jan Gill                     Age 41. Secretary.

*     Mr. Coghlan is an "interested" director of the
Fund, under the Investment Company Act of
1940, by reason of being affiliated with the
Advisor.
**    Josephine Coghlan, Treasurer to the Fund, is the
daughter of Richard T. Coghlan

                                                                 Total
                                  Pension or      Estimated   Compensation
                   Aggregate       Retirement       Annual   From Registrant
Name of          Compensation   Benefits Accrued  Benefits       and Fund
Person,         From Registrant    as Part of       Upon      Complex Paid to
Position       (Director's Fee)  Fund expenses    Retirement    Directors


Richard T. Coghlan,   -0-            -0-             -0-           -0-
President and Director

Howard W. Gross,     $2,000          -0-             -0-           $2,000
Director

Stephen Michael      $2,000          -0-             -0-           $2,000
Alexander,
Director

Lee G. Fishman,      $2,000          -0-             -0-           $2,000
Director

The Fund pays directors, except Mr. Coghlan, fees of $2,000 per year, as shown above, plus reimbursement of expenses of attending meetings of the Board.


INVESTMENT MANAGEMENT SERVICES

Under the Management Agreements with the Fund, the Advisor is responsible for supervising and directing the investments of the Portfolios in accordance with the Portfolio's investment objectives, policies and restrictions. Mr. Coghlan, President of the Advisor, is also responsible for placing all security transactions of the Portfolios, and negotiation of commissions where possible.

In transactions on U.S. stock exchanges, commissions are negotiated. Traditionally, commission rates have generally not been negotiated on foreign stock markets. In recent years, however, an increasing number of foreign stock markets have adopted systems of negotiated rates, although a number of markets continue to operate with schedules of minimum commission rates. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the security price usually includes a markup. In underwritten offerings, the price includes a disclosed, fixed commission.

It is expected that securities will ordinarily be purchased in the primary markets for the securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed, by the Advisor, the primary market.

In purchasing and selling portfolio securities, the Advisor seeks to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. Commission rates are checked for competitiveness by reference to rates paid by other institutional investors similar to the Fund. The Advisor will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the Advisor or the Fund.

The Advisor may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker would have charged for executing the transaction if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage or research services provided. The
Advisor may effect principal transactions on behalf of the Portfolios with dealers who furnish research services and designate any such dealer to receive selling concessions, discounts or other allowances in connection with the acquisition of securities in underwritings.

The Advisor receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Portfolios are likely to invest. Each year, the Advisor assesses the contribution of the brokerage and research services provided by broker-dealers, and allocates a portion of the brokerage business of its clients, including the Fund, on the basis of these assessments. In no instance is a broker or dealer excluded from receiving business because it has not been identified as providing research services. The amounts of commissions for each Portfolio were $25,801 for the fiscal year ending 1998, $48,906 for the fiscal year ending 1996 and $30,232 for the fiscal year ending 1997 for the Global Equity
Portfolio and $1,475 for the fiscal year ending 1998, $3,485 for the fiscal year ending 1996 and $616 for the fiscal year ending 1997 for the Global Income
Portfolio.

The Investment Management Agreements
between the Advisor and the Fund became effective on November 7, 1998, pursuant to shareholder approval. The agreements require the Advisor to provide the Portfolios with a continuous review of and recommendations regarding investment of their assets. The agreements continue in full force until November 6th, 2000 and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Portfolios, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement or interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of the Advisor, and may be terminated by either party without penalty on 60 days written notice. The total amounts paid to the Advisor by the Fund under the investment advisory agreements for the period ending October 31, 1996
(since inception) was $240,174, for the fiscal year ending October 31, 1997 was $250,734 and for the fiscal year ending October 31, 1998 was $75,745 for the Global Equity Portfolio and $111,282 for the fiscal year ending 1996, $106,170 for the fiscal year ending 1997 and $161,923 for the fiscal year ending
1998 for the Global Income Portfolio.

The advisor also serves as the Administrator and Transfer Agent of the Fund under an Administration
Agreement and Transfer Agent Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. The total amounts paid to the advisor for these services were $91,863 for the fiscal year ending 1996, $95,451 for the fiscal year ending October 31, 1997 and $32,361 for the fiscal year ending 1998 for the Global Equity
Portfolio and $46,167 for the fiscal year ending
1996, $45,044 for the fiscal year ending 1997 and $68,062 for the year ending 1998 for the Global
Income Portfolio.


SALE OF FUND SHARES

The Fund makes a continuous offering of its shares, but retains the right to reject any offer to purchase its shares.

The net asset value per share of each Portfolio is calculated as of the close of trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Washington's
Birthday, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and the Fund does not accept purchase or redemption orders on these days.

Trading in securities owned by the Portfolios may take place in various foreign markets on days (such as Saturday) when the Fund is not open for business and does not calculate the net asset value of the Portfolios. Events affecting the values of foreign portfolio securities that occur after the markets for these securities are closed but before the time the Portfolios' net asset values are calculated will not be reflected in the Portfolios' net asset values unless the Advisor, in accordance with policies adopted by the Board of Directors, determines that the particular event should be taken into account in computing the Portfolio's net asset value, in which case the affected securities would be valued in good faith, at fair value.

Determination of net asset value (and the offering and redemption price of shares) of the Portfolios may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings,
(b) trading on the NYSE is restricted (c) an emergency exists as a result of which disposal of securities owned by a Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) when the SEC may, by order, permit for the protection of a Portfolio's shareholders.

DISTRIBUTION

The Board of Directors of the Fund and
stockholders of each Portfolio approved a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the
"Plan") which provides for payment by each Portfolio of expenses related to the distribution of Fund shares and shareholder services. Under the Plan each Portfolio is authorized to make monthly payments of 1/48th of 1% of the net asset value of the Portfolio (.25% on an annual basis) based on the net asset value of the Portfolio. Payments made to East Coast Consultants, Inc. as compensation to the underwriter, for the period ending October 31, 1997 were $5,210 for the Global Equity Portfolio and $708 for the Global Income Portfolio.

The Plan remains in effect until October 31, 1999 and may be continued for one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and Disinterested Directors of the Fund, at a meeting called for the purpose of voting on the Plan. The
Plan may be terminated at any time, without penalty, by a vote of a majority of the Fund's disinterested directors, or by vote of a majority of the outstanding voting securities of the Portfolios.
The Plan terminates automatically in the event of an "assignment" of the Plan as defined in section
2(a)(4) of the Investment Company Act of 1940.
Also while the Plan remains in effect the nomination of the Disinterested Directors of the Fund is committed to the discretion of such Directors.

The Board of Directors believe there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders by promoting the sale of shares and encouraging the retention of shares by holders. The benefits that would accrue to the Portfolios by an increase in the level of sales of shares are an enhanced ability to expand investment opportunities with increased cash and certain costs of operation would be decreased in proportion to the size of the Portfolio.


TAX STATUS

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended
("Code"). In order to so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities
(other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades and businesses.

Provided each of the Portfolios qualifies for treatment as a regulated investment company, they will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year, plus 98% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss.
Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses.


When a Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Portfolio's assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Portfolio for the purchase of a put option is recorded in the Portfolio's statement of assets and liabilities as an investment and is subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a listed option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a capital loss for federal income tax purposes equal to the cost of the option. If a Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

The amount of any realized gain or loss on closing out an option on an index future will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Portfolios will be "Section 1256 contracts."
Any gains or losses on Section 1256 contracts held by a Portfolio at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

Dividends eligible for designation under the dividends received deduction and paid by a Portfolio will qualify in part for the 70% dividends received deduction for corporations provided, that the Portfolio shares have been held for at least 45 days.

The Portfolios will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

It is expected that certain dividends and interest received by the Portfolios will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a Portfolio at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareowners. The Portfolios will notify shareowners in writing each year whether they have made the election and the amount of foreign taxes it has elected to have treated as paid by the shareowners.
If they make the election, its shareowners will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Portfolios and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareowners who do not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Portfolio's income flows through to its shareowners. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S.
sources. The limitation on the foreign tax credit is applied separately to foreign source passive income
(as defined for purposes of foreign tax credit) such as foreign source passive income received from the respective Portfolio. Because of changes made by the Code, shareowners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolios.

Shareholders may be subject to a 31%
withholding tax on the dividends, distributions and redemption payments ("back-up withholding") if their certified taxpayer identification number is not on file with the Fund or if, to the Fund's knowledge, the shareholder has furnished an incorrect number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The
Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S.
federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


PRINCIPAL SHAREHOLDERS

As of October 15, 1998 the following entities held more than 5% of the shares of the Global Equity
Portfolio: Richard T. Coghlan (Chairman) 746 Mt.
Moro Rd., Villanova, PA 19085, with a holding of
7%, Colin Reiff Trust, 1429 Walnut St., 12th Floor,
Philadelphia, PA 19102, holding 7%, Justin Reiff
Trust, 1429 Walnut St., 12th Floor, Philadelphia, PA
19102, holding 7%, Jeffrey M. & Dominique Reiff
1429 Walnut St., 12th Floor, Philadelphia, PA
19102, holding 38%, Marilyn Day 947 Rock Creek
Road, Bryn Mawr, PA 19010, holding 7%, James
Hovey 1325 Morris Drive, Suite 201, Wayne, PA
19087, holding of 11%, and Fred Fox 76 Milita Hill
Drive, Wayne, PA  19087, holding 7%.

There were four shareholders with holdings over 5% of the Global Income Portfolio: the Geraldine
D. Fox Foundation with 8%, the Richard J. Fox
Foundation with 23%, the Institute for Bio-
Information Research with 15% and Fox Family
Partnership with 47% all at 1325 Morris Drive,
Suite 203, Wayne, PA  19087.

The directors and officers of the Fund, as a group, own less than 1% of the outstanding shares of either
Portfolio, except for Richard Coghlan who owns
7% of the Equity Portfolio. The Fox Family
Partnership and the Richard J. Fox Foundation have enough votes to control the policies of the Income
Portfolio whose shares they own and to elect the board of directors.






                    PART C
               OTHER INFORMATION

ITEM 23.   EXHIBITS.
     (a)    Articles of Incorporation.
           (1)    Articles of Incorporation of Navigator
Fund, Inc.(the "Registrant") are incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statementon Form N-1A
(File Nos. 33-95102 and 811-9078) as filed electronically with the Securities and Exchange Commission (the "Commission") via its EDGAR system on February 28, 1997.

           (2) Amendment to Articles of Incorporation is incorporated herein by reference to Post-Effective
Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (b) The By-Laws of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A
(File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (c)    Instruments Defining the Rights of Security Holders.
            (1) Specimen Security of The Global Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 4/5 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on January 20, 1998.

            (2)    Specimen Security of The Global Income
Portfolio is incorporated
herein by reference to Post-Effective Amendment No. 4/5 to the Registrant's Registration Statement on Form N-1A
(File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on January 20, 1998.

     (d)    Investment Advisory Contracts.
            (1) Investment Advisory Agreement dated November 7, 1998 between the Registrant and Penn Street Advisors, Inc., on behalf of the Global Equity Portfolio is filed herewith.

            (2) Investment Advisory Agreement dated November 7, 1998 between the Registrant and Penn Street Advisors, Inc., on behalf of the global Income Portfolio is filed herewith.

     (e)    Underwriting Contracts.
            (1) Distribution Agreement between the Registrant and East Coast Consultants, Inc. is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

                  (a)   FORM OF Dealer Agreement with East
Coast Consultants, Inc.
is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (f)    Bonus or Profit Sharing Contracts.
            None.

     (g)    Custodian Agreements.
            (1) Custodian Agreement between the Registrant and the with Bank of California, N.A. is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A
(File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (h)    Other Material Contracts.
            (1)    Administration Agreements.
                   (a)   Administration Agreement dated
June 3, 1996 between the Registrant and Strategic Investment Services, Inc. on behalf of the Global Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

                    (b)   Administration Agreement dated
June 3, 1996 between the Registrant and Strategic Investment Services, Inc. on behalf of the Global Income Portfolio Laws is incorporated herein by reference to Post-Effective Amendment
No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

             (2)    Transfer Agency Agreement between the
Registrant and Strategic Investment Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A
(File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

             (3) Shareholder Services Plan of the Registrant dated July 7, 1995 is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (i)    Legal Opinion.
Opinion of Stradley, Ronon, Stevens & Young,LLP is incorporated herein by reference to the Registrant's Rule
24f-2 Notice, filed electronically with the Commission via its EDGAR system on January 8, 1998.

     (j)    Other Opinions.
Consent of Independent Accountants is electronically filed
Herewith.

     (k)    Omitted Financial Statements.
Not Applicable.

     (l)    Initial Capital Agreements.
Subscription Agreement under Section 14(a)(3) of Investment Company Act of 1940, as amended is incorporated herein by reference to Post-Effective Amendment No. 3/4 to the Registrant's Registration Statement on Form N-1A
(File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (m)     Rule 12-b1
               (1)    Distribution Plan of the Registrant is
incorporated herein by reference to Post-Effective Amendment
No. 3/4 to the Registrant's Registration Statement on
Form N-1A (File Nos. 33-95102 and 811-9078) as filed electronically with the Commission via its EDGAR system on February 28, 1997.

     (n)    Financial Data Schedules for The Global Equity
Portfolio and the Global Income Portfolio are incorporated by reference to the Registrants' Form N-SAR, which was filed via
EDGAR on December 30, 1998.

Item 24.    Persons Controlled by or Under Common Control with
the Fund.                 None.

Item 25.    Indemnification
                 Section 1 of Article XI of the Registrant's
By-Laws provides for indemnification, as set forth below.

                With respect to the indemnification of the Officers and Directors of the corporation:

                 (a)    The Corporation shall indemnify
each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

                 (b)    The provisions of clause (i) of
paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

                 (c)    The Corporation, in the manner and
to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

Item 26.    Business and Other Connections of the Investment
Advisor.
Penn Street Advisors, Inc. (the "Advisor") was organized in
March, 1989. The principal place of business of the Advisor is 30 Valley Street Parkway, Malvern, PA 19355.

                 The Advisor is engaged in the business of providing investment advice and will provide registrant with administrative and transfer agency services and does not act as an investment advisor to any investment company other than the Registrant.

                 Information as to any other business,
profession, vocation or employment of a substantial nature that each director, officer or partner of the Advisor, is or has been engaged within the last two fiscal years for his own account in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the Form ADV of Penn Street Advisors, Inc. (File No. 801-52231), as last filed with the Commission.

Item 27.     Principal Underwriters.
                  (a)    The principal business of East
Coast Consultants, Inc. is to serve as the Registrants' principal underwriter.

                  (b)    Herewith is the information required
by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 20 of Part B:

(1)                             (2)                     (3)
                           Position and           Position and
Name and Principal         Offices with           Offices with
Business Address           Underwriter            Fund

Dr. Richard T. Coghlan    President           President
East Coast Consultants
Inc.
30 Valley Stream Parkway
Great Valley Corporate Center
Malvern, PA  19355

(c)        Not Applicable.


Item 28.      Location of Accounts and Records
              Accounts and records are maintained by the Advisor at the address set forth in response to Item 26 and at the Custodian, located at 475 Sansome Street, San Francisco,
CA  94111.

Item 29.      Management Services.
                   All management services are covered in the Investment Advisory Agreements between the Registrant and
Penn Street Advisors, Inc. on behalf of each series, as discussed in Parts A and B.


Item 30.      Undertakings.
                   Not Applicable.

Signatures


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf of the undersigned, duly authorized, in East Whiteland Township and the Commonwealth of Pennsylvania, on the 7th day of January, 1999.

                                     The Penn Street Fund, Inc.

                                   By:    /s/ Richard T. Coghlan
                                              Richard T. Coghlan
                                              President


         Pursuant to the requirements of the Securities Act, this registration statement has been signed below the following persons in the capacities and on the dates indicated:

Signature                     Title                       Date


/s/ Richard T. Coghlan       President               January 7, 1999
Richard T. Coghlan           Principal Executive
                             Officer and Director


/s/ Josephine A.J. Coghlan   Treasurer               January 7, 1999
Josephine A.J. Coghlan


/s/ Lee G. Fishman
Lee G. Fishman                Director               January 7, 1999



/s/ Howard W. Gross
Howard W. Gross               Director               January 7, 1999




PART C
EXHIBIT LIST

                                                        EDGAR
EXHIBIT NO.    EXHIBIT                                  EXHIBIT NO.
23(d)(1)   Investment Advisory Agreement for
           the Global Equity Portfolio.              EX-99.23(d)(1)
23(d)(2)   Investment Advisory Agreement
           for the Global Income Portfolio.          EX-99.23(d)(2)
23(j)      Consent of Independent Accountants.       EX-99.23(j)